Goldman Sachs Funds

VALUE EQUITY FUNDS

Semiannual Report February 28, 2001

Long-term capital appreciation potential through a portfolio of quality businesses that are believed to be undervalued.

Goldman Sachs

GOLDMAN SACHS VALUE EQUITY FUNDS

Market Review

Dear Shareholder:

During the period under review, the overall equity market continued the downward trend that began last year, and many investors rotated to more defensive stocks and high-quality bonds.

  Market Review: Stocks Fall, Bonds Rise and Select Opportunities Emerge — For the six month reporting period that ended February 28, 2001, the U.S. stock market, as measured by the S&P 500 Index, fell 17.84%, while the bond market, as measured by the Lehman Aggregate Bond Index rose 7.50%. As a whole, the stock market’s decline was a sharp contrast to double-digit gains generated in previous years. And certain areas of the market fell even more dramatically. Nowhere was this more evident than in the technology sector. As the reporting period progressed, the correction in the price of technology stocks intensified. All told, during the period the technology-laden NASDAQ Composite Index plunged 48.84%. As a result, many investors abandoned technology stocks in favor of “safer havens,” such as high-quality bonds and more defensive stocks that tend to perform well during periods of market uncertainty.

  The news wasn’t all bad in the financial markets, however. After a prolonged period of underperforming their growth counterparts, value stocks posted relatively strong returns. Investors were drawn to the solid fundamentals found in many value-oriented industries, including the Financial Services, Real Estate and Healthcare sectors. U.S. Treasury securities also generated impressive results, as these issues rose sharply as interest rates fell.

  The Economy Stumbles — In our last report to shareholders, we explained that economic growth in the U.S. was beginning to moderate. Since that time, we’ve seen economic activity fall sharply. By the fourth quarter, many financial and economic indicators suggested the increasing probability of a recession. The most significant signs of moderation included weak production data, higher weekly unemployment claims, and lower consumer confidence. This triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias. In January 2001, the Fed lowered interest rates on two occasions, and explained that further cuts may be necessary to ward off a recession.

  In summary, it has been an eventful period in the financial markets, one that we believe magnifies the importance of taking a long-term investment approach and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

  Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

March 15, 2001

GOLDMAN SACHS VALUE EQUITY FUNDS

What Differentiates Goldman Sachs’
Value Equity Investment Process?

Through independent fundamental research, Goldman Sachs’ Value Equity Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

GOLDMAN SACHS’
VALUE EQUITY
INVESTMENT PROCESS

1	EMPHASIZE FIRST-HAND FUNDAMENTAL RESEARCH
At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:
▪	Meetings with management teams and on-site company visits
▪	Industry-specific, proprietary financial and valuation models
▪	Assessment of management quality
▪	Analysis of each company's competitive position and industry dynamics
▪	Interviews with competitors, suppliers and customers

2	BUY WELL - POSITIONED BUSINESSES

We only buy companies with sustainable operating advantages. For us, this means companies that:
▪	Offer above-average returns on capital and discretionary cash flow
▪	Operate in niche areas or have strong franchises with economies of scale
▪	Have management acting in alignment with shareholder interests

3	BUY BUSINESSES THAT REPRESENT VALUE

We only buy companies that represent value opportunities. For us, this means companies that:
▪	Are underpriced in the public markets relative to their long-term cash generation capability
▪	Offer attractive long-term risk/reward profiles

RESULT

Value portfolios that offer:

▪ Capital appreciation potential as each company’s true value is recognized in the marketplace
▪ Capitalization-specific diversification
▪ Style consistency

FUND BASICS

Large Cap Value Fund
as of February 28, 2001

PERFORMANCE REVIEW

	Fund Total Return (without sales charge)[1]	Russell 1000 Value Index[2]
August 31, 2000–February 28, 2001

Class A	2.17%	2.03%
Class B	1.71	2.03
Class C	1.73	2.03
Institutional	2.38	2.03
Service	2.11	2.03

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 highest ranking U.S. stocks with below-average growth orientation. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	4.14%	4.27%	8.30%	10.41%	10.10%
Since Inception	3.94	4.92	8.74	9.89	9.61
(12/15/99)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01

Holding	% of Total Net Assets	Line of Business

Exxon Mobil Corp.	4.8%	Energy Resources
Citigroup, Inc.	4.0	Banks
Federal Home Loan Mortgage Corp.	2.8	Financial Services
SBC Communications, Inc.	2.7	Telephone
American International Group, Inc.	2.3	Property Insurance
Verizon Communications, Inc.	2.2	Telephone
Johnson & Johnson	2.1	Medical Products
Philip Morris Cos., Inc.	2.0	Tobacco
AMBAC Financial Group, Inc.	1.6	Property Insurance
Anadarko Petroleum Corp.	1.5	Energy Resources

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Large Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Large Cap Value Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 2.17%, 1.71%, 1.73%, 2.38%, and 2.11%, respectively. These returns compare to the Fund’s benchmark, the Russell 1000 Value Index, which generated a cumulative total return of 2.03%.

A number of factors contributed to the strong results generated by value stocks during the period. One reason behind the turnaround was the performance of Technology stocks. After years of driving the returns of the growth index, these stocks fell sharply during much of the period. For the six-month period that ended February 28, 2001, the Russell 1000 Value Index returned 2.03%, versus a –36.79% return for the Russell 1000 Growth Index. As investors became disenchanted with Technology, many rediscovered the positive fundamentals of value stocks. This helped many value-oriented sectors, which had performed poorly in recent years, to excel. Examples included the Energy, Insurance, Healthcare and Utility sectors — many of which have emerged from a multi-year period of contraction in demand, reduction in capacity and price weakness.

Portfolio Composition

Our investment approach focuses on companies that, by virtue of a competitive advantage within their industry, are able to sustain relatively high returns on invested capital over the business cycle. During periods of rapid change within an industry, it can be difficult to identify those participants that will prevail over the longer term. We continue to believe that the surprise winners of the information revolution may prove to be the financial and industrial companies that most adeptly use technology to improve their distribution, procurement, work-in-progress flow and product design. Astute use of technology has become a key determinant of success across many industries.

Portfolio Highlights

We pride ourselves on preserving capital in difficult market environments. In this respect, we believe we performed well during the reporting period, not only avoiding the losses experienced by the S&P 500 Index and NASDAQ Composite Index, but by also generally exceeding our value benchmark. We achieved these results through good stock selection across a range of industries, rather than from outsized industry bets. We seek to outperform the benchmark by owning those stocks that we believe represent the best value within each sector.

  Federal Home Loan Mortgage Corp. (FHLMC) — One of the Fund’s largest financial holdings, FHLMC, rose on expectations of lower interest rates, as well as on news of the company’s favorable settlement with the government over its advantaged status. The company continues to benefit from a strong, growing portfolio, and from the recent refinancing trend in the mortgage market.

PORTFOLIO RESULTS

  AMBAC Financial Group — Among our property/casualty insurance stocks, our investment in AMBAC Financial contributed favorably to performance. The company is distinguished by its strong balance sheet, excellent loss reserves and a history of consistent underwriting profit. We believe AMBAC is particularly well positioned to benefit from improving pricing trends in the insurance industry.
  Quaker Oats — In the food and beverage sector, the Fund benefited from an overweight position in Quaker Oats, which advanced on news that it is being acquired by PepsiCo. Quaker owns Gatorade, which accounts for approximately 40% of Quaker’s profits and is the top-selling sports drink in the U.S.

Portfolio Outlook

As the U.S. market continues to experience relatively high levels of volatility, we believe that the Large Cap Value Fund can provide much-needed diversification to growth-oriented holdings in our clients’ overall asset allocation. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. The past three years have been marked by the dramatic outperformance of the growth style, yet the past six months signified some recovery by value.

Looking ahead, we believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Our focus will continue to be on companies with the following attributes: sustainable operating advantage, shareholder-oriented management, and attractive valuation levels.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Large Cap Value Investment Team

New York
March 15, 2001

FUND BASICS

Growth and Income Fund
as of February 28, 2001

PERFORMANCE REVIEW
August 31, 2000–February 28, 2001	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	–15.05%	–17.84%
Class B	–15.40	–17.84
Class C	–15.35	–17.84
Institutional	–14.90	–17.84
Service	–15.10	–17.84

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–11.53%	–11.73%	–8.03%	–5.89%	–6.40%
Five Years	7.36	N/A	N/A	N/A	8.59[4]
Since Inception	10.32	6.47	–2.64	7.84	11.12[4]
	(2/5/93)	(5/1/96)	(8/15/97)	(6/3/96)	(2/5/93)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized
Total Returns.

4 Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.1%	Financial Services
Pfizer, Inc.	3.3	Drugs
Microsoft Corp.	3.2	Computer Software
Federal Home Loan Mortgage Corp.	2.7	Financial Services
Citigroup, Inc.	2.7	Banks
Exxon Mobil Corp.	2.6	Energy Resources
Wal-Mart Stores	2.1	Department Stores
AOL Time Warner, Inc.	2.1	Internet
International Business Machines, Inc.	1.8	Computer Software
SBC Communications, Inc.	1.8	Telephone

   The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Growth and Income Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Growth and Income Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –15.05%, –15.40%, –15.35%, –14.90%, and –15.10%, respectively. These figures compare to the –17.84% total cumulative return of the Fund’s benchmark, the S&P 500 Index.

During the period, value stocks delivered relatively better results than growth stocks. One of the reasons behind this was the turnaround in the Technology sector. After years of driving the returns of the growth index, these stocks fell sharply during much of the period. For the six-month period that ended February 28, 2001, the Russell 1000 Value Index returned 2.03%, versus a –36.79% return for the Russell 1000 Growth Index. As investors became disenchanted with Technology, many rediscovered the positive fundamentals of value stocks. This helped many value-oriented sectors, which had performed poorly in recent years, to excel. Examples included the Energy, Insurance, Healthcare and Utility sectors — many of which have emerged from a multi-year period of contraction in demand, reduction in capacity and price weakness.

Portfolio Composition

We continued our strategy of emphasizing a value bias into the Growth and Income Fund’s portfolio. Through intensive fundamental research, we believe that we can identify companies that enjoy competitive advantage in their industry sectors, yet sell at attractive valuation levels. In addition to a value bias, we believe our portfolio composition also reflects our mandate to add value through stock selection rather than sector bets.

Portfolio Highlights

We pride ourselves on preserving capital in difficult market environments. In this respect, we believe we performed well during the reporting period, not only avoiding the losses experienced by the NASDAQ Composite Index, but also exceeding our benchmark, the S&P 500 Index, on a relative basis. We achieved these results through good stock selection across a range of industries, rather than from outsized industry bets. We seek to outperform the benchmark by owning those stocks that we believe represent the best value within each sector.

  Federal Home Loan Mortgage Corp. (FHLMC) — One of the Fund’s largest financial holdings, FHLMC, rose on expectations of lower interest rates, as well as on news of the company’s favorable settlement with the government over its advantaged status. The company continues to benefit from a strong, growing portfolio, and from the recent refinancing trend in the mortgage market.

PORTFOLIO RESULTS

  Quaker Oats — In the food and beverage sector, the Fund benefited from an overweight position in Quaker Oats, which advanced on news that it is being acquired by PepsiCo. Quaker owns Gatorade, which accounts for approximately 40% of Quaker’s profits and is the top-selling sports drink in the U.S.
  XL Capital — Among our property/casualty insurance stocks, our investment in XL Capital contributed favorably to performance. The company is distinguished by its strong balance sheet, excellent loss reserves and a history of consistent underwriting profit. We believe XL Capital is particularly well positioned to benefit from improving pricing trends in the insurance industry.

Portfolio Outlook

While the U.S. stock market is likely to experience continued high levels of volatility, we believe that our stocks are attractively priced, and have the potential to continue to outperform our benchmark. We strive to build our portfolio with high-quality companies that generate high returns on invested capital and sell at relatively low valuations. We seek to identify companies with clear competitive advantages, which can gain market share over time.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Value Investment Team

New York
March 15, 2001

FUND BASICS

Mid Cap Value Fund

as of February 28, 2001

PERFORMANCE REVIEW

	Fund Total Return (without sales charge)[1]	Russell MidCap Value Index[2]
August 31, 2000–February 28, 2001

Class A	16.65%	9.63%
Class B	16.16	9.63
Class C	16.14	9.63
Institutional	16.79	9.63
Service	16.54	9.63

[1] The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.
[2] The Russell MidCap Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	24.48%	25.84%	29.68%	32.10%	31.43%
Five Years	N/A	N/A	N/A	15.51	N/A
Since Inception	5.21	5.31	6.26	15.25	7.58
	(8/15/97)	(8/15/97)	(8/15/97)	(8/1/95)	(7/18/97)

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01

Holding	% of Total Net Assets	Line of Business

Energy East Corp.	2.2%	Electrical Utilities
Exelon Corp.	2.1	Electrical Utilities
Ocean Energy, Inc.	2.0	Energy Resources
Republic Services, Inc.	1.9	Environmental Services
Old Republic International Corp.	1.9	Property Insurance
SouthTrust Corp.	1.8	Banks
American Electric Power Co., Inc.	1.8	Electrical Utilities
Tenet Healthcare Corp.	1.7	Medical Providers
Aon Corp.	1.6	Property Insurance
Ross Stores, Inc.	1.6	Clothing

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Mid Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Mid Cap Value Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 16.65%, 16.16%, 16.14%, 16.79%, and 16.54%, respectively. These figures compare very favorably to the 9.63% cumulative total return of the Fund’s benchmark, the Russell MidCap Value Index.

A number of factors contributed to the strong results generated by value stocks during the period. One reason behind the turnaround was the performance of Technology stocks. After years of driving the returns of the growth index, these stocks fell sharply during much of the period. For the six-month period that ended February 28, 2001, the Russell Midcap Value Index returned 9.63%, versus a –36.18% return for the Russell Midcap Growth Index. As investors became disenchanted with Technology, many rediscovered the positive fundamentals of value stocks. This helped many value-oriented sectors, which had performed poorly in recent years, to excel. Examples included the Energy, Insurance, Healthcare and Utility sectors — many of which have emerged from a multi-year period of contraction in demand, reduction in capacity and price weakness.

Portfolio Composition

Our disciplined investment process and intense focus on the critical factors that determine sustainable cash flow provided us with the confidence to invest in well-positioned mid-cap companies during a period that was often in the midst of unusual market volatility. Our in-depth research, which includes a detailed financial analysis, a thorough assessment of possible risks, as well as visits to management, frequently allowed us to eliminate from consideration inexpensive mid-cap stocks that are fundamentally poorly positioned, and are likely to remain that way. By seeking to eliminate suspect investments from the Fund we believe our resulting portfolio was well positioned to benefit from an earnings recovery.

Portfolio Highlights

We pride ourselves on preserving capital in difficult market environments. In this respect, we believe we performed well during the reporting period, not only avoiding the losses experienced by the S&P 500 Index and NASDAQ Composite Index, but by also significantly exceeding our value benchmark. We achieved these results through good stock selection across a range of industries, rather than from outsized industry bets. We seek to outperform the benchmark by owning those stocks that we believe represent the best value within each sector.

PORTFOLIO RESULTS

  Old Republic International Corp. and Everest Re — Among our insurance holdings, Old Republic and Everest Re were top performers for the period. Both companies have strong balance sheets, significant cash flows and solid competitive positions that should benefit from pricing improvements taking place in the property/casualty insurance industry.
  Manor Care — Manor Care, a nursing home operator, was a positive contributor to performance. The company is a well-managed, low cost operator that is well positioned to benefit from improved Medicare and Medicaid pricing. The stock rose during the period, as investors continue to recognize the company’s strong fundamentals, and in response to positive earnings results.
  Ross Stores, Inc. — A resurgence among some of our retail stocks also aided the Fund’s performance. We experienced strong returns from one of our largest holdings, Ross Stores, due to positive reported sales growth. The company benefited from its focused management team, and a good product mix. It also enjoys healthy margins, and is able to keep costs low relative to its peers.

  Portfolio Outlook

  As the U.S. market continues to experience relatively high levels of volatility, we believe that the Mid Cap Value Fund can provide much-needed diversification to both large-cap and growth-oriented holdings in our clients’ overall asset allocation mix. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. The past three years have been marked by an extreme valuation disparity between mid- and large-cap stocks, as well as by the dramatic outperformance of mid-cap growth stocks. This recent performance signifies some recovery by mid-cap value stocks.

  Looking ahead, we believe that the Fund’s holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Our focus will continue to be on mid-cap companies with the following attributes: niche advantage, shareholder-oriented management and attractive valuation levels.

  As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

  Goldman Sachs Mid Cap Value Investment Team

  New York
  March 15, 2001

FUND BASICS

Small Cap Value Fund

as of February 28, 2001

PERFORMANCE REVIEW

	Fund Total Return (without sales charge)[1]	Russell 2000 Value Index[2]
August 31, 2000–February 28, 2001

Class A	11.50%	10.30%
Class B	11.12	10.30
Class C	11.06	10.30
Institutional	11.72	10.30
Service	11.46	10.30

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Russell 2000 Value Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	24.89%	26.01%	29.98%	32.57%	31.85%
Five Years	10.00	N/A	N/A	N/A	11.16[4]
Since Inception	10.37	7.18	3.57	4.74	11.08[4]
	(10/22/92)	(5/1/96)	(8/15/97)	(8/15/97)	(10/22/92)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Small Cap Value Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01

Holding	% of Total Net Assets	Line of Business

Zenith National Insurance Corp.	2.2%	Property Insurance
Sierra Pacific Resources	2.0	Electrical Utilities
ShopKo Stores, Inc.	2.0	Department Stores
Beverly Enterprises, Inc.	1.6	Medical Providers
Tropical Sportswear International Corp.	1.6	Apparel
Pacific Century Financial Corp.	1.5	Banks
Washington Federal, Inc.	1.5	Thrifts
Franchise Finance Corp. of America	1.5	Equity REIT
Public Service Co. of New Mexico	1.5	Electrical Utilities
IPC Holdings Ltd.	1.5	Property Insurance

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Small Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 11.50%, 11.12%, 11.06%, 11.72%, and 11.46%, respectively. These figures compare to the 10.30% total cumulative return of the Fund’s benchmark, the Russell 2000 Value Index.

A number of factors contributed to the strong results generated by value stocks during the period. One reason behind the turnaround was the performance of Technology stocks. After years of driving the returns of the growth index, these stocks fell sharply during much of the period. For the six-month period that ended February 28, 2001, the Russell 2000 Value Index returned 10.30%, versus a –29.26% return for the Russell 2000 Growth Index. As investors became disenchanted with Technology, many rediscovered the positive fundamentals of value stocks. This helped many value-oriented sectors, which had performed poorly in recent years, to excel. Examples included the Energy, Insurance, Healthcare and Utility sectors — many of which have emerged from a multi-year period of contraction in demand, reduction in capacity and price weakness.

Portfolio Composition

Our disciplined investment process and intense focus on the critical factors that determine sustainable cash flow provided us with the confidence to invest in well-positioned small-cap companies during a period that was often in the midst of unusual market volatility. Our in-depth research, which includes a detailed financial analysis, a thorough assessment of possible risks, as well as visits to management, frequently allowed us to eliminate from consideration inexpensive small-cap stocks that are fundamentally poorly positioned, and are likely to remain that way. By seeking to eliminate suspect investments from the Fund we believe our resulting portfolio was well positioned to benefit from an earnings recovery.

Portfolio Highlights

We pride ourselves on preserving capital in difficult market environments. In this respect, we believe we performed well during the reporting period, not only avoiding the losses experienced by the S&P 500 Index and NASDAQ Composite Index, but by also exceeding our value benchmark. We achieved these results through good stock selection across a range of industries, rather than from outsized industry bets. We seek to outperform the benchmark by owning those stocks that we believe represent the best value within each sector.

PORTFOLIO RESULTS

  Beverly Enterprises, Inc. — Beverly Enterprises, a nursing home operator, was a positive contributor to performance. The company is a well-managed, low cost operator that is well positioned to benefit from improved Medicare and Medicaid pricing. The stock rose during the period, due to continued improving fundamentals in the nursing home industry.
  Public Service Company of New Mexico — Our investment in Public Service Company proved to be well founded. The stock price had come under pressure because of a harsh regulatory environment. However, we believed the company was well positioned, due to its strong earnings potential, niche position in the energy trading business, and undervaluation relative to its competitors. The stock price rose as investors began to recognize the company’s strong fundamentals. Additionally, the company announced its plans to acquire Western Resources, which was viewed favorably by the market.
  Zenith National Insurance Corp. — The Fund’s largest holding, Zenith National Insurance, also aided results during the period. The company benefits from improved industry pricing for workers’ compensation insurance, and from growing investor recognition of its strong balance sheet and history of profitability.

  Portfolio Outlook

  As the U.S. market continues to experience relatively high levels of volatility, we believe that the Small Cap Value Fund can provide much-needed diversification to both large cap and growth-oriented holdings in our clients’ overall asset allocation. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. The past three years have been marked by an extreme valuation disparity between small- and large-cap stocks, as well as by the dramatic outperformance of small-cap growth stocks. The recent performance signifies some recovery by small-cap value stocks.

  Looking ahead, we believe that the Fund’s holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Our focus will continue to be on small cap companies with the following attributes: niche advantage, shareholder-oriented management and attractive valuation levels.

  As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

  Goldman Sachs Small Cap Value Investment Team

  New York
  March 15, 2001

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on December 15, 1999 (commencement of operations) in the Institutional Class of Shares (at NAV) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares may vary from the Institutional Class of Shares due to differences in fees and loads.

Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested December 15, 1999 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	One Year	Six Months (a)

Class A (commenced December 15, 1999)
Excluding sales charges	5.06%	18.48%	2.17%
Including sales charges	0.28%	11.98%	-3.40%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	4.16%	17.39%	1.71%
Including contingent deferred sales charges	0.87%	12.38%	-3.30%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	4.10%	17.44%	1.73%
Including contingent deferred sales charges	4.10%	16.43%	0.73%

Institutional Class (commenced December 15, 1999)	5.32%	18.84%	2.38%

Service Class (commenced December 15, 1999)	4.92%	18.43%	2.11%

(a)	Not annualized.

GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 93.5%

Airlines – 0.9%
28,150	Southwest Airlines Co.	$ 523,590

Alcohol – 0.8%
10,200	Anheuser-Busch Cos., Inc.	445,740

Banks – 11.0%
11,100	Bank of America Corp.	554,445
10,200	Bank One Corp.	359,754
48,046	Citigroup, Inc.	2,362,902
7,400	FleetBoston Financial Corp.	305,250
3,050	M&T Bank Corp.	208,925
9,800	Mellon Financial Corp.	453,838
8,750	PNC Financial Services Group	608,125
8,800	The Bank of New York Co., Inc.	455,664
15,500	Wells Fargo & Co.	769,420
6,150	Wilmington Trust Corp.	365,310

		6,443,633

Chemicals – 2.4%
11,700	E.I. du Pont de Nemours & Co.	511,173
4,950	Minnesota Mining & Manufacturing Co.	558,113
10,200	The Dow Chemical Co.	334,662

		1,403,948

Computer Hardware – 1.2%
19,850	Compaq Computer Corp.	400,970
2,650	EMC Corp.	105,364
7,400	Hewlett-Packard Co.	213,490

		719,824

Computer Software – 0.9%
5,050	International Business Machines, Inc.	504,495

Defense/Aerospace – 2.0%
6,550	Honeywell International, Inc.	305,950
9,350	The B.F. Goodrich Co.	378,114
7,400	The Boeing Co.	460,280

		1,144,344

Department Stores – 0.6%
6,550	The May Department Stores Co.	259,314
1,850	Wal-Mart Stores, Inc.	92,667

		351,981

Drugs – 3.7%
5,000	American Home Products Corp.	308,850
8,350	Bristol-Myers Squibb Co.	529,474
9,350	Merck & Co., Inc.	749,870
4,475	Pfizer, Inc.	201,375
2,916	Pharmacia Corp.	150,757
5,700	Schering-Plough Corp.	229,425

		2,169,751

Electrical Equipment – 0.3%
9,800	Motorola, Inc.	148,666

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 4.3%
11,700	DTE Energy Co.	$ 424,827
4,150	Duke Energy Corp.	169,113
22,700	Energy East Corp.	426,760
9,350	Entergy Corp.	363,060
6,162	Exelon Corp.	402,810
5,500	FPL Group, Inc.	357,775
21,250	Niagara Mohawk Holdings, Inc.*	365,075

		2,509,420

Energy Resources – 7.9%
14,310	Anadarko Petroleum Corp.	894,375
4,150	Burlington Resources, Inc.	186,501
34,750	Exxon Mobil Corp.	2,816,487
6,900	Royal Dutch Petroleum Co. ADR	402,477
9,800	Unocal Corp.	345,548

		4,645,388

Entertainment – 2.1%
26,050	The Walt Disney Co.	806,248
8,172	Viacom, Inc. Class B*	406,148

		1,212,396

Environmental Services – 0.6%
14,250	Waste Management, Inc.	361,523

Equity REIT – 0.7%
15,600	Cousins Properties, Inc.	403,728

Financial Services – 6.5%
6,150	American Express Co.	269,862
25,350	Federal Home Loan Mortgage Corp.	1,669,297
2,950	Federal National Mortgage Association	235,115
5,000	General Electric Co.	232,500
5,300	Household International, Inc.	306,976
14,625	J.P. Morgan Chase & Co.	682,403
6,150	USA Education, Inc.	446,060

		3,842,213

Food & Beverage – 2.4%
4,150	Hershey Foods Corp.	265,973
10,200	PepsiCo, Inc.	470,016
4,150	The Coca-Cola Co.	220,075
4,600	The Quaker Oats Co.	448,592

		1,404,656

Forest – 2.3%
9,350	Abitibi-Consolidated, Inc.	72,930
9,350	Bowater, Inc.	470,586
21,446	International Paper Co.	807,656

		1,351,172

Grocery – 0.4%
9,350	The Kroger Co.*	226,644

Heavy Electrical – 0.6%
5,500	Emerson Electric Co.	367,950

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Heavy Machinery – 1.3%
10,000	Crane Co.	$ 266,500
12,850	Deere & Co.	522,995

		789,495

Home Products – 2.6%
2,950	Colgate-Palmolive Co.	174,197
10,200	Ralston Purina Group	318,036
5,000	The Estee Lauder Cos., Inc.	193,200
11,900	The Procter & Gamble Co.	838,950

		1,524,383

Industrial Parts – 2.5%
12,400	Caterpillar, Inc.	515,840
3,150	Parker-Hannifin Corp.	135,545
2,700	Tyco International Ltd.	147,555
8,350	United Technologies Corp.	650,548

		1,449,488

Information Services – 1.6%
5,050	Electronic Data Systems Corp.	322,341
10,200	First Data Corp.	629,952

		952,293

Internet – 0.4%
5,200	AOL Time Warner, Inc.*	228,956

Life Insurance – 1.9%
8,400	AFLAC, Inc.	505,344
1,850	CIGNA Corp.	202,890
9,350	Lincoln National Corp.	410,184

		1,118,418

Media – 2.1%
4,150	Automatic Data Processing, Inc.	244,850
9,550	Comcast Corp.*	413,634
2,950	EchoStar Communications Corp.*	77,069
6,150	General Motors Corp. Class H*	139,421
15,700	USA Networks, Inc. Class B*	369,931

		1,244,905

Medical Products – 3.8%
14,250	Abbott Laboratories	698,107
3,450	Baxter International, Inc.	317,711
12,750	Johnson & Johnson	1,240,957

		2,256,775

Mining – 0.5%
8,350	Alcoa, Inc.	298,596

Oil Refining – 0.8%
1,850	El Paso Corp.	130,055
5,000	Texaco, Inc.	320,500

		450,555

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 0.8%
6,150	Baker Hughes, Inc.	$ 241,080
2,050	Halliburton Co.	81,631
3,450	Transocean Sedco Forex, Inc.	166,049

		488,760

Property Insurance – 6.7%
16,350	AMBAC Financial Group, Inc.	922,140
16,400	American International Group, Inc.	1,341,520
6,150	RenaissanceRe Holdings Ltd. Series B	457,252
5,500	The Hartford Financial Services Group, In	351,175
11,500	XL Capital Ltd.	874,115

		3,946,202

Railroads – 0.6%
9,350	Canadian National Railway Co.	351,654

Restaurants – 0.6%
12,750	McDonald’s Corp.	374,850

Security/Asset Management – 2.9%
16,700	John Hancock Financial Services, Inc.	574,480
7,400	Merrill Lynch & Co., Inc.	443,260
10,200	Morgan Stanley Dean Witter & Co.	664,326

		1,682,066

Specialty Retail – 0.8%
7,400	CVS Corp.	451,400

Telephone – 8.9%
27,400	AT&T Corp.	630,200
35,850	AT&T Corp.-Liberty Media Corp.*	526,995
12,750	BellSouth Corp.	534,990
5,791	Qwest Communications International, Inc.	214,093
33,650	SBC Communications, Inc.	1,605,105
5,500	Sprint Corp.	122,980
26,652	Verizon Communications, Inc.	1,319,274
16,750	WorldCom, Inc.*	278,469

		5,232,106

Thrifts – 0.9%
10,200	Washington Mutual, Inc.	523,974

Tobacco – 2.0%
24,300	Philip Morris Cos., Inc.	1,170,774

Wireless – 0.3%
6,150	Sprint Corp. (PCS Group)*	154,857

TOTAL COMMON STOCKS
(Cost $53,340,491)		$54,871,569

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 7.8%

Joint Repurchase Agreement Account II^
$4,600,000	5.48%	03/01/2001	$ 4,600,000

TOTAL REPURCHASE AGREEMENT
(Cost $4,600,000)			$ 4,600,000

TOTAL INVESTMENTS
(Cost $57,940,491)			$59,471,569

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on February 5, 1993 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index with dividends reinvested (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Five Years	One Year	Six Months (a)

Class A (commenced February 5, 1993)
Excluding sales charges	10.02%	6.33%	-4.54%	-15.05%
Including sales charges	9.25%	5.14%	-9.77%	-19.72%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.27%	n/a	-5.27%	-15.40%
Including contingent deferred sales charges	4.83%	n/a	-10.01%	-19.63%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-4.25%	n/a	-5.24%	-15.35%
Including contingent deferred sales charges	-4.25%	n/a	-6.19%	-16.20%

Institutional Class (commenced June 3, 1996)	6.17%	n/a	-4.16%	-14.90%

Service Class (commenced March 6, 1996)	5.95%	n/a	-4.63%	-15.10%

(a)	Not annualized

GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%

Airlines – 0.8%
241,800	Southwest Airlines Co.	$ 4,497,480

Alcohol – 0.8%
102,600	Anheuser-Busch Cos., Inc.	4,483,620

Banks – 6.6%
56,700	Bank One Corp.	1,999,809
321,000	Citigroup, Inc.	15,786,780
33,700	M&T Bank Corp.	2,308,450
90,200	Mellon Financial Corp.	4,177,162
85,300	PNC Financial Services Group	5,928,350
81,200	The Bank of New York Co., Inc.	4,204,536
89,700	Wells Fargo & Co.	4,452,708

		38,857,795

Chemicals – 1.8%
90,700	E.I. du Pont de Nemours & Co.	3,962,683
46,800	Minnesota Mining & Manufacturing Co.	5,276,700
39,000	The Dow Chemical Co.	1,279,590

		10,518,973

Clothing – 0.2%
47,500	The Gap, Inc.	1,293,900

Computer Hardware – 4.5%
356,100	Cisco Systems, Inc.*	8,435,119
133,100	Compaq Computer Corp.	2,688,620
145,600	Dell Computer Corp.*	3,185,000
163,000	EMC Corp.	6,480,880
95,300	Hewlett-Packard Co.	2,749,405
7,000	Juniper Networks, Inc.*	451,938
134,500	Sun Microsystems, Inc.*	2,673,187

		26,664,149

Computer Software – 6.2%
106,300	International Business Machines, Inc.	10,619,370
317,400	Microsoft Corp.*	18,726,600
241,900	Oracle Corp.*	4,596,100
23,100	Siebel Systems, Inc.*	883,575
29,550	VERITAS Software Corp.*	1,918,903

		36,744,548

Defense/Aerospace – 1.0%
59,100	Honeywell International, Inc.	2,760,561
72,900	The B.F. Goodrich Co.	2,948,076

		5,708,637

Department Stores – 2.5%
62,200	The May Department Stores Co.	2,462,498
251,100	Wal-Mart Stores, Inc.	12,577,599

		15,040,097

Drugs – 10.3%
64,600	American Home Products Corp.	3,990,342
52,800	Amgen, Inc.*	3,804,900
27,000	AstraZeneca PLC ADR	1,248,750
Shares	Description	Value

Common Stocks – (continued)

Drugs – (continued)
95,200	Bristol-Myers Squibb Co.	$ 6,036,632
76,000	Eli Lilly & Co.	6,038,960
57,089	GlaxoSmithKlein PLC ADR	3,157,593
101,400	Merck & Co., Inc.	8,132,280
434,500	Pfizer, Inc.	19,552,500
75,198	Pharmacia Corp.	3,887,737
128,600	Schering-Plough Corp.	5,176,150

		61,025,844

Electrical Equipment – 1.6%
23,600	Corning, Inc.	639,560
33,900	JDS Uniphase Corp.*	906,825
140,400	Lucent Technologies, Inc.	1,627,236
146,700	Nortel Networks Corp.	2,712,483
46,700	QUALCOMM, Inc.*	2,559,744
40,200	Solectron Corp.*	1,095,450

		9,541,298

Electrical Utilities – 2.8%
18,100	Duke Energy Corp.	737,575
165,000	Energy East Corp.	3,102,000
77,400	Entergy Corp.	3,005,442
43,187	Exelon Corp.	2,823,134
58,500	FPL Group, Inc.	3,805,425
185,900	Niagara Mohawk Holdings, Inc.*	3,193,762

		16,667,338

Energy Resources – 5.9%
148,166	Anadarko Petroleum Corp.	9,260,375
190,636	Exxon Mobil Corp.	15,451,048
110,600	Royal Dutch Petroleum Co. ADR	6,451,298
117,200	Unocal Corp.	4,132,472

		35,295,193

Entertainment – 1.8%
156,700	The Walt Disney Co.	4,849,865
116,663	Viacom, Inc. Class B*	5,798,151

		10,648,016

Environmental Services – 0.5%
127,000	Waste Management, Inc.	3,221,990

Financial Services – 8.6%
244,200	Federal Home Loan Mortgage Corp.	16,080,570
23,300	Federal National Mortgage Association	1,857,010
520,100	General Electric Co.	24,184,650
66,800	Household International, Inc.	3,869,056
56,100	J.P. Morgan Chase & Co.	2,617,626
34,800	USA Education, Inc.	2,524,044

		51,132,956

Food & Beverage – 2.3%
71,500	PepsiCo, Inc.	3,294,720
104,700	The Coca-Cola Co.	5,552,241
49,800	The Quaker Oats Co.	4,856,496

		13,703,457

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Forest – 2.1%
116,100	Bowater, Inc.	$ 5,843,313
179,000	International Paper Co.	6,741,140

		12,584,453

Grocery – 0.5%
112,300	The Kroger Co.*	2,722,152

Heavy Electrical – 0.1%
11,300	Emerson Electric Co.	755,970

Heavy Machinery – 0.9%
112,400	Crane Co.	2,995,460
60,200	Deere & Co.	2,450,140

		5,445,600

Home Products – 1.4%
30,200	Colgate-Palmolive Co.	1,783,310
44,800	The Estee Lauder Cos., Inc.	1,731,072
67,700	The Procter & Gamble Co.	4,772,850

		8,287,232

Industrial Parts – 2.4%
78,900	Caterpillar, Inc.	3,282,240
14,200	Parker-Hannifin Corp.	611,026
94,300	Tyco International Ltd.	5,153,495
64,000	United Technologies Corp.	4,986,240

		14,033,001

Information Services – 1.5%
56,200	Electronic Data Systems Corp.	3,587,246
84,000	First Data Corp.	5,187,840

		8,775,086

Internet – 2.2%
284,450	AOL Time Warner, Inc.*	12,524,333
17,600	Yahoo!, Inc.*	419,100

		12,943,433

Life Insurance – 2.1%
100,600	AFLAC, Inc.	6,052,096
13,600	CIGNA Corp.	1,491,512
117,000	Lincoln National Corp.	5,132,790

		12,676,398

Media – 2.5%
142,500	AT&T Corp.-Liberty Media Corp.*	2,094,750
69,700	Automatic Data Processing, Inc.	4,112,300
29,400	Clear Channel Communications, Inc.*	1,680,210
86,100	Comcast Corp.*	3,729,206
52,100	General Motors Corp. Class H*	1,181,107
77,200	USA Networks, Inc. Class B*	1,819,025

		14,616,598

Medical Products – 2.6%
93,400	Abbott Laboratories	4,575,666
26,600	Baxter International, Inc.	2,449,594
Shares	Description	Value

Common Stocks – (continued)

Medical Products – (continued)
84,500	Johnson & Johnson	$ 8,224,385

		15,249,645

Mining – 0.3%
54,600	Alcoa, Inc.	1,952,496

Oil Refining – 0.7%
15,300	El Paso Corp.	1,075,590
49,500	Texaco, Inc.	3,172,950

		4,248,540

Oil Services – 1.0%
60,400	Baker Hughes, Inc.	2,367,680
39,900	Halliburton Co.	1,588,818
42,300	Transocean Sedco Forex, Inc.	2,035,899

		5,992,397

Property Insurance – 4.7%
79,450	AMBAC Financial Group, Inc.	4,480,980
109,750	American International Group, Inc.	8,977,550
55,200	RenaissanceRe Holdings Ltd. Series B	4,104,120
39,500	The Hartford Financial Services Group, In	2,522,075
105,600	XL Capital Ltd.	8,026,656

		28,111,381

Railroads – 0.7%
116,900	Canadian National Railway Co.	4,396,609

Restaurants – 0.3%
55,000	McDonald’s Corp.	1,617,000

Security/Asset Management – 1.5%
87,300	John Hancock Financial Services, Inc.	3,003,120
20,500	Merrill Lynch & Co., Inc.	1,227,950
55,200	Morgan Stanley Dean Witter & Co.	3,595,176
38,900	The Charles Schwab Corp.	813,010

		8,639,256

Semiconductors – 2.6%
19,200	Analog Devices, Inc.*	716,160
32,300	Applied Materials, Inc.*	1,364,675
10,000	Broadcom Corp.*	492,500
339,400	Intel Corp.	9,694,112
77,000	Texas Instruments, Inc.	2,275,350
28,400	Xilinx, Inc.*	1,104,050

		15,646,847

Specialty Retail – 2.0%
20,100	Best Buy Co., Inc.*	823,296
100,000	CVS Corp.	6,100,000
117,600	The Home Depot, Inc.	4,998,000

		11,921,296

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Telephone – 5.3%
125,200	AT&T Corp.	$ 2,879,600
44,200	BellSouth Corp.	1,854,632
101,600	Qwest Communications International, Inc	3,756,152
220,569	SBC Communications, Inc.	10,521,141
47,500	Sprint Corp.	1,062,100
170,276	Verizon Communications, Inc.	8,428,662
162,100	WorldCom, Inc.*	2,694,913

		31,197,200

Thrifts – 0.5%
60,900	Washington Mutual, Inc.	3,128,433

Tobacco – 1.2%
143,900	Philip Morris Cos., Inc.	6,933,102

Wireless – 0.4%
89,000	Sprint Corp. (PCS Group)*	2,241,020

TOTAL COMMON STOCKS
(Cost $596,334,641)		$ 579,160,436

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.9%

Joint Repurchase Agreement Account II^
$11,000,000	5.48%	03/01/2001	$ 11,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $11,000,000)			$ 11,000,000

TOTAL INVESTMENTS
(Cost $607,334,641)			$590,160,436

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value as of February 28, 2001, of a $10,000 investment made on August 1, 1995 (commence ment of operations) in the Institutional Class of Shares (at NAV) of the Goldman Sachs Mid Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell MidCap Value Index with dividends reinvested is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Class of Shares due to differences in fees and loads.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Five Years	One Year	Six Months(a)

Class A (commenced August 15, 1997)
Excluding sales charges	7.21%	n/a	51.47%	16.65%
Including sales charges	5.51%	n/a	43.15%	10.22%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.48%	n/a	50.28%	16.16%
Including contingent deferred sales charges	5.57%	n/a	45.26%	11.14%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.47%	n/a	50.30%	16.14%
Including contingent deferred sales charges	6.47%	n/a	49.29%	15.14%

Institutional Class (commenced August 1, 1995)	15.17%	15.13%	51.99%	16.79%

Service Class (commenced July 18, 1997)	7.76%	n/a	51.27%	16.54%

(a)	Not annualized.

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – 92.0%

Banks – 7.2%
125,400	AmSouth Bancorp	$ 2,184,468
54,400	BancWest Corp.	1,412,224
50,800	Comerica, Inc.	3,233,420
62,800	Hibernia Corp.	910,600
129,400	SouthTrust Corp.	5,475,237
191,800	The Colonial BancGroup, Inc.	2,474,220
120,150	UnionBanCal Corp.	3,198,393
46,300	Wilmington Trust Corp.	2,750,220

		21,638,782

Chemicals – 3.3%
20,600	Eastman Chemical Co.	1,059,870
299,500	IMC Global, Inc.	4,118,125
58,600	Potash Corp. of Saskatchewan, Inc.	3,499,006
22,500	PPG Industries, Inc.	1,149,750

		9,826,751

Clothing – 1.6%
226,100	Ross Stores, Inc.	4,748,100

Computer Hardware – 1.8%
276,400	Ingram Micro, Inc.*	3,814,320
51,600	Tech Data Corp.*	1,577,025

		5,391,345

Computer Software – 1.4%
77,142	Synopsys, Inc.*	4,189,775

Construction – 0.7%
97,602	D.R. Horton, Inc.	2,225,326

Consumer Durables – 1.6%
134,750	Herman Miller, Inc.	3,452,969
56,700	Sherwin-Williams Co.	1,423,170

		4,876,139

Defense/Aerospace – 1.4%
18,000	Northrop Grumman Corp.	1,691,100
42,900	Raytheon Co. Class B	1,424,709
28,500	The B.F. Goodrich Co.	1,152,540

		4,268,349

Department Stores – 1.2%
40,200	Federated Department Stores, Inc.*	1,943,670
43,400	The May Department Stores Co.	1,718,206

		3,661,876

Drugs – 0.3%
38,200	Mylan Labs, Inc.	893,880

Electrical Equipment – 0.7%
31,500	Eaton Corp.	2,241,225

Electrical Utilities – 12.0%
50,600	Allegheny Energy, Inc.	2,400,970
111,100	American Electric Power Co., Inc.	5,281,694
124,400	DTE Energy Co.	4,516,964
347,700	Energy East Corp.	6,536,760
Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
81,700	Entergy Corp.	$ 3,172,411
95,375	Exelon Corp.	6,234,664
40,300	FPL Group, Inc.	2,621,515
83,000	NewPower Holdings, Inc.*	518,750
129,200	Northeast Utilities	2,635,680
83,300	SCANA Corp.	2,266,593

		36,186,001

Energy Resources – 4.3%
30,294	Anadarko Petroleum Corp.	1,893,375
14,600	Apache Corp.	857,020
32,300	Burlington Resources, Inc.	1,451,562
20,900	Devon Energy Corp.	1,191,300
328,900	Ocean Energy, Inc.	5,920,200
106,000	Pioneer Natural Resources Co.*	1,786,100

		13,099,557

Environmental Services – 1.9%
339,800	Republic Services, Inc.*	5,654,272

Equity REIT – 5.8%
12,600	AvalonBay Communities, Inc.	598,374
72,800	Boston Properties, Inc.	2,936,752
179,000	Duke-Weeks Realty Corp.	4,099,100
37,400	Equity Residential Properties Trust	1,948,540
58,600	Health Care Property Investors, Inc.	1,834,766
163,600	Public Storage, Inc.	4,209,428
110,700	Trizec Hahn Corp.	1,771,200

		17,398,160

Financial Services – 0.7%
58,200	Heller Financial, Inc.	1,967,742

Food & Beverage – 3.2%
214,093	Archer-Daniels-Midland Co.	3,222,100
126,695	ConAgra, Inc.	2,493,357
290,200	Supervalu, Inc.	4,071,506

		9,786,963

Forest – 1.8%
113,000	Georgia-Pacific Corp. (Timber Group)	3,585,490
88,100	Sonoco Products Co.	1,957,582

		5,543,072

Gas Utilities – 0.2%
20,100	American Water Works Co., Inc.	557,373

Heavy Electrical – 0.5%
123,800	UCAR International, Inc.*	1,609,400

Heavy Machinery – 1.4%
103,000	Deere & Co.	4,192,100

Home Products – 0.6%
57,400	Fortune Brands, Inc.	1,938,972

Hotels – 1.0%
97,200	Harrah’s Entertainment, Inc.*	3,015,144

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – 2.6%
194,500	Pall Corp.	$ 4,448,215
78,250	Parker-Hannifin Corp.	3,367,098

		7,815,313

Internet – 0.9%
66,400	DoubleClick, Inc.*	892,250
196,200	WebMD Corp.*	1,870,031

		2,762,281

Media – 2.0%
177,600	A.H. Belo Corp.	3,196,800
59,600	Media General, Inc.	2,991,920

		6,188,720

Medical Providers – 4.6%
37,600	Aetna, Inc.*	1,399,848
83,700	Health Management Associates, Inc.*	1,448,010
110,000	Humana, Inc.*	1,485,000
171,500	Manor Care, Inc.*	4,182,885
113,500	Tenet Healthcare Corp.	5,235,755

		13,751,498

Mining – 1.2%
42,800	Nucor Corp.	1,891,760
35,800	Phelps Dodge Corp.	1,646,800

		3,538,560

Motor Vehicle – 3.3%
132,800	Delphi Automotive Systems Corp.	1,863,184
70,000	The Goodyear Tire & Rubber Co.	1,785,000
76,100	Lear Corp.*	2,439,766
264,000	Visteon Corp.	3,801,600

		9,889,550

Oil Refining – 1.3%
67,200	Tosco Corp.	2,691,360
35,600	Valero Energy Corp.	1,304,740

		3,996,100

Oil Services – 2.0%
64,400	Cal Dive International, Inc.*	1,758,925
38,700	Coflexip SA ADR	2,781,563
35,000	Diamond Offshore Drilling, Inc.	1,466,500

		6,006,988

Property Insurance – 7.3%
31,700	AMBAC Financial Group, Inc.	1,787,880
143,300	Aon Corp.	4,910,891
42,500	Everest Re Group, Ltd.	2,688,125
27,000	Loews Corp.	2,934,090
22,300	MBIA, Inc.	1,694,354
199,700	Old Republic International Corp.	5,641,525
29,800	XL Capital Ltd.	2,265,098

		21,921,963

Shares	Description	Value

Common Stocks – (continued)

Railroads – 3.0%
93,300	Burlington Northern Santa Fe Corp.	$ 2,799,933
81,900	CSX Corp.	2,738,736
70,400	Norfolk Southern Corp.	1,273,536
39,000	Union Pacific Corp.	2,142,660

		8,954,865

Restaurants – 1.9%
137,850	CBRL Group, Inc.	2,610,534
67,000	Darden Restaurants, Inc.	1,455,910
57,200	Outback Steakhouse, Inc.*	1,521,520

		5,587,964

Security/Asset Management – 1.4%
30,500	Lehman Brothers Holdings, Inc.	2,093,825
41,865	The Bear Stearns Cos., Inc.	2,184,516

		4,278,341

Semiconductors – 1.2%
36,212	Axcelis Technologies, Inc.*	333,829
123,900	MEMC Electronic Materials, Inc.*	1,015,980
52,700	Siliconix, Inc.*	1,635,347
39,400	Vishay Intertechnology, Inc.*	706,836

		3,691,992

Specialty Retail – 1.1%
131,300	Toys “R” Us, Inc.*	3,229,980

Telephone – 0.6%
66,200	CenturyTel, Inc.	1,907,884

Thrifts – 1.8%
88,500	GreenPoint Financial Corp.	3,053,250
259,400	Sovereign Bancorp, Inc.	2,310,281

		5,363,531

Tobacco – 0.4%
42,800	UST, Inc.	1,234,352

Truck Freight – 0.8%
71,600	CNF Transportation, Inc.	2,473,064

TOTAL COMMON STOCKS
(Cost $241,768,761)		$ 277,503,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.5%

Joint Repurchase Agreement Account II^
$13,700,000	5.48%	03/01/2001	$ 13,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $13,700,000)			$ 13,700,000

TOTAL INVESTMENTS
(Cost $255,468,761)			$291,203,250

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index with dividends reinvested is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Small Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested October 22, 1992 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Five Years	One Year	Six Months (a)

Class A (commenced October 22, 1992)
Excluding sales charges	11.67%	12.46%	40.42%	11.50%
Including sales charges	10.92%	11.19%	32.72%	5.37%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	8.58%	n/a	39.36%	11.12%
Including contingent deferred sales charges	8.20%	n/a	34.36%	6.12%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.06%	n/a	39.32%	11.06%
Including contingent deferred sales charges	5.06%	n/a	38.32%	10.06%

Institutional Class (commenced August 15, 1997)	6.24%	n/a	40.97%	11.72%

Service Class (commenced August 15, 1997)	5.74%	n/a	40.26%	11.46%

(a)	Not annualized.

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 95.5%

Apparel – 1.6%
249,600	Tropical Sportswear Int’l Corp.*	$ 4,274,400

Banks – 7.8%
184,100	Community First Bankshares, Inc.	3,693,506
48,400	Corus Bankshares, Inc.	2,389,750
56,600	Cullen/Frost Bankers, Inc.	2,029,676
209,600	Pacific Century Financial Corp.	4,078,816
105,680	Sky Financial Group, Inc.	1,829,585
113,000	Susquehanna Bancshares, Inc.	2,026,938
266,000	The Colonial BancGroup, Inc.	3,431,400
20,200	Wilmington Trust Corp.	1,199,880

		20,679,551

Chemicals – 5.1%
247,500	Agrium, Inc.	3,289,275
156,300	IMC Global, Inc.	2,149,125
515,700	Methanex Corp.*	3,223,125
120,000	Millennium Chemicals, Inc.	2,148,000
85,400	The Lubrizol Corp.	2,755,858

		13,565,383

Clothing – 2.0%
546,400	Charming Shoppes, Inc.*	3,483,300
164,100	Urban Outfitters, Inc.*	1,835,869

		5,319,169

Computer Hardware – 0.9%
62,700	Ingram Micro, Inc.*	865,260
105,800	Maxtor Corp.*	740,600
27,600	Tech Data Corp.*	843,525

		2,449,385

Computer Software – 0.8%
34,100	Avant! Corp.*	626,588
333,200	Mobius Management Systems, Inc.*	1,478,575

		2,105,163

Construction – 3.2%
28,600	Beazer Homes USA, Inc.*	1,307,020
31,000	Centex Corp.	1,275,960
152,000	Clayton Homes, Inc.	1,938,000
88,216	D.R. Horton, Inc.	2,011,325
24,300	Lennar Corp.	862,650
121,600	Washington Group International, Inc.*	1,128,448

		8,523,403

Consumer Durables – 0.9%
152,412	Movado Group, Inc.	2,295,706

Department Stores – 2.0%
541,800	ShopKo Stores, Inc.*	5,255,460

Drugs – 0.7%
43,400	Bergen Brunswig Corp.	780,766
67,000	Kos Pharmaceuticals, Inc.*	1,172,500

		1,953,266

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 0.1%
14,600	Methode Electronics, Inc.	$ 227,213

Electrical Utilities – 6.3%
111,900	Energy East Corp.	2,103,720
101,800	OGE Energy Corp.	2,363,796
151,200	Public Service Co. of New Mexico	3,882,816
391,600	Sierra Pacific Resources	5,427,576
149,300	Unisource Energy Corp.	2,888,955

		16,666,863

Energy Resources – 1.6%
29,700	Louis Dreyfus Natural Gas Corp.*	1,073,952
102,300	Swift Energy Co.*	3,294,060

		4,368,012

Environmental Services – 0.3%
109,400	Casella Waste Systems, Inc.*	670,075

Equity REIT – 11.4%
34,900	Alexandria Real Estate Equities, Inc.	1,325,153
32,800	Arden Reality, Inc.	782,280
44,800	CenterPoint Properties Corp.	2,063,040
50,100	Charles E. Smith Residential Realty, Inc.	2,171,835
51,100	Correctional Properties Trust	612,178
129,350	Cousins Properties, Inc.	3,347,578
178,900	Franchise Finance Corp. of America	4,012,727
82,300	Health Care Property Investors, Inc.	2,576,813
89,000	LNR Property Corp.	2,500,900
101,900	Liberty Property Trust	2,744,167
142,200	Prentiss Properties Trust	3,512,340
31,700	Reckson Associates Realty Corp.	738,610
74,600	Storage USA, Inc.	2,223,080
127,000	Trammell Crow Co.*	1,568,450

		30,179,151

Financial Services – 1.1%
68,100	Allied Capital Corp.	1,625,887
108,400	Medallion Financial Corp.	1,388,875

		3,014,762

Food & Beverage – 1.2%
91,500	Corn Products International, Inc.	2,324,100
29,400	Fleming Cos., Inc.	726,180

		3,050,280

Forest – 1.4%
189,400	Caraustar Industries, Inc.	1,728,275
141,500	Packaging Corp. of America*	2,051,750

		3,780,025

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – 1.9%
89,800	Laclede Gas Co.	$ 2,141,730
131,200	Vectren Corp.	2,983,488

		5,125,218

Heavy Electrical – 2.4%
129,500	Belden, Inc.	3,196,060
241,800	UCAR International, Inc.*	3,143,400

		6,339,460

Heavy Machinery – 1.4%
238,700	AGCO Corp.	2,816,660
202,200	Titan International, Inc.	1,023,132

		3,839,792

Home Products – 0.5%
75,300	Oneida Ltd.	1,280,100

Hotels – 0.8%
78,900	GTECH Holdings Corp.*	2,129,511

Industrial Parts – 3.2%
230,300	Denison International PLC ADR*	3,713,587
201,700	Lydall, Inc.*	2,178,360
124,600	Milacron, Inc.	2,474,556

		8,366,503

Industrial Services – 3.9%
167,700	Cornell Cos., Inc.*	1,316,445
97,000	Harsco Corp.	2,677,200
69,100	ITT Educational Services, Inc.*	2,099,258
159,600	Pittston Brink’s Group	3,168,060
104,800	Wackenhut Corrections Corp.*	980,928

		10,241,891

Information Services – 0.2%
24,500	National Data Corp.	625,485

Internet – 0.3%
60,900	DoubleClick, Inc.*	818,344

Leisure – 0.4%
80,200	Station Casinos, Inc.*	1,069,868

Life Insurance – 0.4%
24,300	Liberty Financial Cos., Inc.	1,097,874

Media – 1.0%
53,700	Media General, Inc.	2,695,740

Medical Products – 0.6%
54,200	Haemonetics Corp.*	1,570,716

Medical Providers – 4.0%
567,900	Beverly Enterprises, Inc.*	4,367,151
65,300	Health Net, Inc.*	1,434,641
216,700	Humana, Inc.*	2,925,450
73,300	Manor Care, Inc.*	1,787,787

		10,515,029

Shares	Description	Value

Common Stocks – (continued)

Mining – 3.1%
107,400	Arch Coal, Inc.	$ 2,529,270
142,000	Commercial Metals Co.	3,630,940
152,900	Wolverine Tube, Inc.*	1,973,939

		8,134,149

Motor Vehicle – 2.0%
252,500	Intermet Corp.	852,187
265,500	Lithia Motors, Inc.*	3,512,565
95,000	Wabash National Corp.	1,026,000

		5,390,752

Oil Refining – 0.7%
50,500	Valero Energy Corp.	1,850,825

Oil Services – 1.2%
39,300	Cal Dive International, Inc.*	1,073,381
80,000	Stolt Offshore SA*	1,050,000
55,500	TETRA Technologies, Inc.*	1,148,850

		3,272,231

Property Insurance – 5.4%
34,400	Brown & Brown	1,341,600
164,900	IPC Holdings Ltd.	3,864,844
63,600	Old Republic International Corp.	1,796,700
79,200	PXRE Group Ltd.	1,356,696
216,500	Zenith National Insurance Corp.	5,910,450

		14,270,290

Publishing – 2.0%
65,100	ADVO, Inc.*	2,630,040
82,600	Lee Enterprises, Inc.	2,611,812

		5,241,852

Restaurants – 1.9%
118,700	CBRL Group, Inc.	2,247,881
34,100	IHOP Corp.*	698,709
89,700	Morton’s Restaurant Group, Inc.*	2,107,053

		5,053,643

Security/Asset Management – 0.9%
30,700	American Capital Strategies Ltd.	767,500
38,100	BlackRock, Inc.*	1,501,140

		2,268,640

Semiconductors – 2.3%
251,100	General Semiconductor, Inc.*	2,247,345
243,200	MEMC Electronic Materials, Inc.*	1,994,240
129,600	NeoMagic Corp.*	429,300
55,100	Pioneer-Standard Electronics, Inc.	674,975
27,400	Siliconix, Inc.*	850,256

		6,196,116

Specialty Retail – 2.4%
42,600	Aaron Rents, Inc. Class B	677,340
229,100	Brookstone, Inc.*	3,436,500

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
245,500	The Good Guys, Inc.*	$ 1,288,875
133,500	Tuesday Morning Corp.*	1,026,281

		6,428,996

Thrifts – 2.3%
240,200	Sovereign Bancorp, Inc.	2,139,281
155,300	Washington Federal, Inc.	4,037,800

		6,177,081

Truck Freight – 1.9%
51,500	CNF Transportation, Inc.	1,778,810
19,600	Heartland Express, Inc.*	490,000
19,500	Landstar Systems, Inc.*	1,297,969
37,800	Teekay Shipping Corp.	1,557,360

		5,124,139

TOTAL COMMON STOCKS
(Cost $220,563,361)		$ 253,501,512

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.8%

Joint Repurchase Agreement Account II^
$12,800,000	5.48%	03/01/2001	$ 12,800,000

TOTAL REPURCHASE AGREEMENT
(Cost $12,800,000)			$ 12,800,000

TOTAL INVESTMENTS
(Cost $233,363,361)			$266,301,512

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on February 28, 2001

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Assets and Liabilities
February 28, 2001 (Unaudited)

	Large Cap Value Fund	Growth and Income Fund	Mid Cap Value Fund	Small Cap Value Fund

Assets:

Investment in securities, at value (identified cost $57,940,491, $607,334,641, $255,468,761 and $233,363,361, respectively)	$59,471,569	$590,160,436	$291,203,250	$266,301,512
Cash	62,614	26,801	47,855	82,700
Receivables:
Investment securities sold	121,248	3,125,487	—	2,031,533
Fund shares sold	523,085	611,394	10,406,735	796,008
Dividends and interest	72,943	656,627	554,362	215,621
Reimbursement from investment adviser	58,768	26,846	10,322	36,254
Other assets	7,519	6,486	1,075	2,447

Total assets	60,317,746	594,614,077	302,223,599	269,466,075

Liabilities:

Payables:
Investment securities purchased	1,505,774	—	—	3,162,599
Fund shares repurchased	48,493	1,513,792	241,589	375,434
Amounts owed to affiliates	43,122	616,022	225,164	307,454
Accrued expenses and other liabilities	50,527	100,377	73,124	44,102

Total liabilities	1,647,916	2,230,191	539,877	3,889,589

Net Assets:

Paid-in capital	57,570,181	661,092,847	272,095,940	277,035,651
Accumulated undistributed net investment income (loss)	74,164	(621,294)	1,735,094	745,972
Accumulated net realized loss on investment and futures transactions	(505,593)	(50,913,462)	(7,881,801)	(45,143,288)
Net unrealized gain (loss) on investments	1,531,078	(17,174,205)	35,734,489	32,938,151

NET ASSETS	$58,669,830	$592,383,886	$301,683,722	$265,576,486

Net asset value, offering and redemption price per share: (a)
Class A	$10.56	$21.05	$23.03	$25.87
Class B	$10.48	$20.66	$22.80	$24.89
Class C	$10.48	$20.62	$22.76	$24.91
Institutional	$10.56	$21.19	$22.98	$26.22
Service	$10.57	$21.03	$22.84	$25.78

Shares outstanding:
Class A	2,023,669	20,386,588	2,159,211	7,515,420
Class B	437,191	5,579,143	1,364,434	1,399,990
Class C	184,105	572,471	406,333	449,924
Institutional	2,914,788	1,392,357	9,196,588	944,450
Service	150	321,186	10,532	11,816

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	5,559,903	28,251,745	13,137,098	10,321,600

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $11.17, $22.28, $24.37 and $27.38, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

	Large Cap Value Fund	Growth and Income Fund	Mid Cap Value Fund	Small Cap Value Fund

Investment income:

Dividends (a)	$295,702	$ 3,557,533	$ 2,589,132	$ 2,128,295
Interest	90,130	363,033	532,385	384,647

Total income	385,832	3,920,566	3,121,517	2,512,942

Expenses:

Management fees	140,911	2,372,571	932,863	1,106,239
Distribution and Service fees (b)	33,014	1,350,782	216,703	396,271
Transfer Agent fees (b)	18,706	617,165	106,185	193,280
Custodian fees	46,764	91,819	49,445	52,062
Registration fees	56,665	34,525	36,558	31,055
Professional fees	24,433	17,945	19,042	18,403
Printing fees	22,047	63,450	32,333	38,358
Trustee fees	5,469	4,206	4,206	4,206
Service share fees	—	18,315	—	—
Other	8,404	48,601	31,558	30,749

Total expenses	356,413	4,619,379	1,428,893	1,870,623

Less — expense reductions	(151,754)	(77,519)	(43,236)	(103,653)

Net expenses	204,659	4,541,860	1,385,657	1,766,970

NET INVESTMENT INCOME (LOSS)	181,173	(621,294)	1,735,860	745,972

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from investment transactions	(87,017)	5,341,154	14,028,413	8,904,655
Net change in unrealized gain on investments	179,759	(117,031,522)	22,903,138	15,006,651

Net realized and unrealized gain (loss) on investment transactions	92,742	(111,690,368)	36,931,551	23,911,306

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$273,915	$(112,311,662)	$38,667,411	$24,657,278

(a)	Foreign taxes withheld on dividends were $242, $12,476, $12,123 and $6,741 for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent Fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
Large Cap Value	$ 13,864	$ 12,961	$ 6,189	$ 10,536	$ 2,463	$ 1,176	$ 4,531	$ —
Growth and Income	619,938	663,110	67,734	471,154	125,991	12,869	5,686	1,465
Mid Cap Value	53,171	129,021	34,511	40,410	24,514	6,557	34,660	44
Small Cap Value	199,090	151,197	45,984	151,308	28,727	8,737	4,478	30

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets
For the Six Months Ended February 28, 2001 (Unaudited)

	Large Cap Value Fund	Growth and Income Fund	Mid Cap Value Fund	Small Cap Value Fund

From operations:

Net investment income (loss)	$ 181,173	$ (621,294)	$ 1,735,860	$ 745,972
Net realized gain (loss) from investment transactions	(87,017)	5,341,154	14,028,413	8,904,655
Net change in unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	179,759	(117,031,522)	22,903,138	15,006,651

Net increase (decrease) in net assets resulting from operations	273,915	(112,311,662)	38,667,411	24,657,278

Distributions to shareholders:

From net investment income
Class A Shares	(54,966)	—	(297,295)	—
Class B Shares	(6,654)	—	(82,700)	—
Class C Shares	(2,117)	—	(27,256)	—
Institutional Shares	(175,037)	—	(1,593,211)	—
Service Shares	(4)	—	(1,478)	—

Total distributions to shareholders	(238,778)	—	(2,001,940)	—

From share transactions:

Proceeds from sales of shares	36,258,975	21,800,831	62,829,913	58,242,909
Reinvestment of dividends and distributions	148,662	—	1,835,111	—
Cost of shares repurchased	(3,542,937)	(101,200,936)	(25,186,547)	(39,269,636)

Net increase (decrease) in net assets resulting from share transactions	32,864,700	(79,400,105)	39,478,477	18,973,273

TOTAL INCREASE (DECREASE)	32,899,837	(191,711,767)	76,143,948	43,630,551

Net assets:

Beginning of period	25,769,993	784,095,653	225,539,774	221,945,935

End of period	$58,669,830	$592,383,886	$301,683,722	$265,576,486

Accumulated undistributed net investment income (loss)	$ 74,164	$ (621,294)	$ 1,735,094	$ 745,972

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets
For the Period Ended August 31, 2000
	Large Cap Value Fund (a)	Growth and Income Fund	Mid Cap Value Fund	Small Cap Value Fund

From operations:

Net investment income (loss)	$ 130,830	$ 1,454,425	$ 2,866,324	$ (13,530)
Net realized loss from investment, futures and options transactions	(418,576)	(54,516,019)	(16,933,957)	(8,307,106)
Net change in unrealized gain (loss) on investments, futures and options transactions	1,351,319	98,714,630	27,143,384	36,005,585

Net increase in net assets resulting from operations	1,063,573	45,653,036	13,075,751	27,684,949

Distributions to shareholders:

From net investment income
Class A Shares	—	(1,750,861)	(279,844)	—
Class B Shares	—	(187,991)	—	—
Class C Shares	—	(20,602)	—	—
Institutional Shares	—	(114,748)	(1,995,272)	—
Service Shares	—	(18,316)	(1,120)	—
In excess of net investment income
Class A Shares	—	(865,614)	—	—
Class B Shares	—	(92,941)	—	—
Class C Shares	—	(10,186)	—	—
Institutional Shares	—	(56,731)	—	—
Service Shares	—	(9,056)	—	—
From net realized gain on investment and options transactions
Class A Shares	—	(40,865,392)	—	—
Class B Shares	—	(12,294,241)	—	—
Class C Shares	—	(1,338,227)	—	—
Institutional Shares	—	(1,708,729)	—	—
Service Shares	—	(523,645)	—	—

Total distributions to shareholders	—	(59,857,280)	(2,276,236)	—

From share transactions:

Proceeds from sales of shares	27,589,665	47,866,453	29,205,968	34,453,997
Reinvestment of dividends and distributions	—	56,587,452	2,225,142	—
Cost of shares repurchased	(2,883,245)	(506,756,739)	(98,141,541)	(123,238,056)

Net increase (decrease) in net assets resulting from share transactions	24,706,420	(402,302,834)	(66,710,431)	(88,784,059)

TOTAL INCREASE (DECREASE)	25,769,993	(416,507,078)	(55,910,916)	(61,099,110)

Net assets:

Beginning of period	—	1,200,602,731	281,450,690	283,045,045

End of period	$25,769,993	$ 784,095,653	$225,539,774	$221,945,935

Accumulated undistributed net investment income	$ 131,769	$ —	$ 2,001,174	$ —

(a)	Commencement date of operations was December 15, 1999 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements
February 28, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds, based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly for Growth and Income and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        The Funds, at their most recent tax year-ends of August 31, 2000, had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Years of Expiration

Growth and Income	$48,213,000	2008

Mid Cap Value	19,761,000	2006-2008

Small Cap Value	42,959,000	2006-2008

At February 28, 2001, the aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)

Large Cap Value Fund	$ 58,163,725	$ 3,299,034	$ 1,991,190	$ 1,307,844

Growth and Income Fund	610,000,909	70,668,304	90,508,777	(19,840,473)

Mid Cap Value Fund	257,094,296	40,146,037	6,037,083	34,108,954

Small Cap Value Fund	235,143,526	39,060,909	7,902,923	31,157,986

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

G.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75%, 0.70%, 0.75% and 1.00% of the average daily net assets of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06%, 0.05%, 0.10, and 0.06%. of the average daily net assets of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

        The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $90,000, $32,000, $23,000 and $200,000 during the six months ended February 28, 2001 for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

        Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their custom ers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.

        For the six months ended February 28, 2001, the Funds’ advisers have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

Fund	Reimbursement	Custody Credit	Total Expense Reductions

Large Cap Value Fund	$151	$1	$152

Growth and Income Fund	76	2	78

Mid Cap Value Fund	40	3	43

Small Cap Value Fund	101	3	104

At February 28, 2001, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total

Large Cap Value Fund	$ 31	$ 8	$ 4	$ 43

Growth and Income Fund	338	191	87	616

Mid Cap Value Fund	166	40	19	225

Small Cap Value Fund	201	71	35	307

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options transactions) for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value Fund	$ 40,000,264	$ 9,160,918

Growth and Income Fund	160,923,986	253,850,453

Mid Cap Value Fund	169,388,042	134,343,981

Small Cap Value Fund	125,770,290	105,085,102

For the six months ended February 28, 2001, Goldman Sachs earned approximately $43,000 of brokerage commissions from portfolio transactions executed on behalf of the Small Cap Value Fund.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, each Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At February 28, 2001, the Funds had no open futures contracts.

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. At February 28, 2001, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment. During the six months ended February 28, 2001, the Funds did not have any borrowings under this facility.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At February 28, 2001, the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds had undivided interests in the repurchase agreements in the joint account which equaled $4,600,000, $11,000,000, $13,700,000 and $12,800,000, respectively, in principal amount. At February 28, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/Amro, Inc.	$ 500,000,000	5.48%	03/01/2001	$ 500,000,000	$ 500,076,111

Barclays Capital Inc.	500,000,000	5.50	03/01/2001	500,000,000	500,076,389

Chase Securities, Inc.	850,000,000	5.48	03/01/2001	850,000,000	850,129,389

C.S. First Boston Corp.	1,000,000,000	5.48	03/01/2001	1,000,000,000	1,000,152,222

Deutsche Bank Securities, Inc.	975,000,000	5.47	03/01/2001	975,000,000	975,148,146

Greenwich Capital	300,000,000	5.48	03/01/2001	300,000,000	300,045,667

J.P. Morgan & Co., Inc.	500,000,000	5.47	03/01/2001	500,000,000	500,075,972

Societe Generale	250,000,000	5.48	03/01/2001	250,000,000	250,038,056

UBS Warburg LLC	1,465,500,000	5.48	03/01/2001	1,465,500,000	1,465,723,082

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,340,500,000	$6,341,465,034

7. OTHER MATTERS

As of February 28, 2001, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 57% of the outstanding shares of the Mid Cap Value Fund and Goldman Sachs Group, Inc. was the beneficial owner of approximately 18% of the outstanding shares of the Large Cap Value Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2001 is as follows:

	Large Cap Value Fund		Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,504,746	$16,137,017	415,993	$ 9,490,722	586,760	$12,757,413	1,810,910	$44,336,710
Reinvestments of dividends and distributions	4,282	46,084	—	—	13,577	288,511	—	—
Shares repurchased	(176,288)	(1,848,680)	(3,286,601)	(75,035,773)	(409,833)	(8,725,145)	(1,093,978)	(25,785,485)

	1,332,740	14,334,421	(2,870,608)	(65,545,051)	190,504	4,320,779	716,932	18,551,225

Class B Shares
Shares sold	317,953	3,363,012	107,955	2,401,806	371,399	7,907,668	234,725	5,429,592
Reinvestments of dividends and distributions	512	5,484	—	—	3,355	70,725	—	—
Shares repurchased	(34,493)	(364,658)	(897,281)	(20,229,495)	(142,073)	(3,007,854)	(138,278)	(3,142,999)

	283,972	3,003,838	(789,326)	(17,827,689)	232,681	4,970,539	96,447	2,286,593

Class C Shares
Shares sold	109,786	1,166,730	40,551	912,852	163,035	3,494,292	113,823	2,595,228
Reinvestments of dividends and distributions	181	1,934	—	—	1,163	24,466	—	—
Shares repurchased	(8,234)	(88,521)	(114,283)	(2,573,867)	(48,634)	(1,025,990)	(39,759)	(901,732)

	101,733	1,080,143	(73,732)	(1,661,015)	115,564	2,492,768	74,064	1,693,496

Institutional Shares
Shares sold	1,470,563	15,592,216	364,262	8,327,661	1,756,029	38,670,234	229,683	5,659,167
Reinvestments of dividends and distributions	8,843	95,160	—	—	68,393	1,449,931	—	—
Shares repurchased	(117,427)	(1,241,078)	(117,961)	(2,726,186)	(593,201)	(12,427,558)	(412,158)	(9,417,498)

	1,361,979	14,446,298	246,301	5,601,475	1,231,221	27,692,607	(182,475)	(3,758,331)

Service Shares
Shares sold	—	—	29,076	667,790	14	306	9,089	222,212
Reinvestments of dividends and distributions	—	—	—	—	70	1,478	—	—
Shares repurchased	—	—	(27,818)	(635,615)	—	—	(853)	(21,922)

	—	—	1,258	32,175	84	1,784	8,236	200,290

NET INCREASE (DECREASE)	3,080,424	$32,864,700	(3,486,107)	$(79,400,105)	1,770,054	$39,478,477	713,204	$18,973,273

GOLDMAN SACHS VALUE EQUITY FUNDS

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the period ended August 31, 2000 is as follows:

	Large Cap Value Fund (a)		Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	923,249	$ 9,131,437	1,336,043	$ 31,836,651	815,181	$14,319,663	1,375,654	$27,265,326
Reinvestments of dividends and distributions	—	—	1,808,369	42,287,423	16,254	270,462	—	—
Shares repurchased	(232,320)	(2,326,070)	(14,540,480)	(344,395,625)	(1,527,747)	(26,456,142)	(5,211,119)	(99,633,194)

	690,929	6,805,367	(11,396,068)	(270,271,551)	(696,312)	(11,866,017)	(3,835,465)	(72,367,868)

Class B Shares
Shares sold	162,981	1,619,970	354,447	8,333,880	203,697	3,662,014	183,134	3,555,201
Reinvestments of dividends and distributions	—	—	467,551	10,834,187	2	31	—	—
Shares repurchased	(9,762)	(97,213)	(5,569,557)	(130,534,853)	(817,446)	(13,980,108)	(819,879)	(15,030,277)

	153,219	1,522,757	(4,747,559)	(111,366,786)	(613,747)	(10,318,063)	(636,745)	(11,475,076)

Class C Shares
Shares sold	108,974	1,083,827	82,360	1,922,744	75,788	1,333,632	137,123	2,640,911
Reinvestments of dividends and distributions	—	—	51,899	1,200,022	—	—	—	—
Shares repurchased	(26,602)	(248,355)	(771,431)	(18,113,626)	(322,641)	(5,484,036)	(180,209)	(3,309,647)

	82,372	835,472	(637,172)	(14,990,860)	(246,853)	(4,150,404)	(43,086)	(668,736)

Institutional Shares
Shares sold	1,573,915	15,752,931	181,437	4,379,832	541,972	9,884,659	47,653	945,353
Reinvestments of dividends and distributions	—	—	74,291	1,738,712	117,753	1,953,524	—	—
Shares repurchased	(21,106)	(211,607)	(411,654)	(9,765,648)	(3,020,832)	(52,215,710)	(275,006)	(5,233,437)

	1,552,809	15,541,324	(155,926)	(3,647,104)	(2,361,107)	(40,377,527)	(227,353)	(4,288,084)

Service Shares
Shares sold	150	1,500	58,518	1,393,346	350	6,000	2,401	47,206
Reinvestments of dividends and distributions	—	—	22,542	527,108	68	1,125	—	—
Shares repurchased	—	—	(166,719)	(3,946,987)	(334)	(5,545)	(1,714)	(31,501)

	150	1,500	(85,659)	(2,026,533)	84	1,580	687	15,705

NET INCREASE (DECREASE)	2,479,479	$24,706,420	(17,022,384)	$(402,302,834)	(3,917,935)	$(66,710,431)	(4,741,962)	$(88,784,059)

(a)	Commencement date of operations was December 15, 1999 for all share classes.
GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations			Distributions to shareholders

	Net asset value at beginning of period	Net investment income (c)	Net realized and unrealized gain	Total from investment operations	From net investment income

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$10.39	$0.04	$0.19	$0.23	$(0.06)
2001 - Class B Shares	10.33	—	0.18	0.18	(0.03)
2001 - Class C Shares	10.32	—	0.18	0.18	(0.02)
2001 - Institutional Shares	10.40	0.06	0.18	0.24	(0.08)
2001 - Service Shares	10.38	0.05	0.17	0.22	(0.03)

FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	—
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	—
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	—

(a)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS LARGE CAP VALUE FUND

					Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets (b)	Ratio of net investment income to average net assets (b)	Ratio of expenses to average net assets (b)	Ratio of net investment income (loss) to average net assets (b)	Portfolio turnover rate

$10.56	2.17%	$21,363	1.25%	0.82%	2.05%	0.02%	25%
10.48	1.71	4,581	2.00	0.06	2.80	(0.74)	25
10.48	1.73	1,930	2.00	0.05	2.80	(0.75)	25
10.56	2.38	30,794	0.85	1.19	1.65	0.39	25
10.57	2.11	2	1.35	0.89	2.15	0.09	25

10.39	3.90	7,181	1.25	0.84	3.30	(1.21)	67
10.33	3.30	1,582	2.00	0.06	4.05	(1.99)	67
10.32	3.20	850	2.00	0.15	4.05	(1.90)	67
10.40	4.00	16,155	0.85	1.31	2.90	(0.74)	67
10.38	3.80	2	1.35	0.95	3.40	(1.10)	67

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$24.78	$ —	(c)	$(3.73)	$(3.73)	$ —	$ —	$ —	$ —
2001 - Class B Shares	24.42	(0.09	) (c)	(3.67)	(3.76)	—	—	—	—
2001 - Class C Shares	24.37	(0.09	) (c)	(3.66)	(3.75)	—	—	—	—
2001 - Institutional Shares	24.91	0.04	(c)	(3.76)	(3.72)	—	—	—	—
2001 - Service Shares	24.77	(0.01	) (c)	(3.73)	(3.74)	—	—	—	—

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	24.68	0.07	(c)	1.44	1.51	(0.05)	(0.03)	(1.33)	(1.41)
2000 - Class B Shares	24.46	(0.10	) (c)	1.42	1.32	(0.02)	(0.01)	(1.33)	(1.36)
2000 - Class C Shares	24.41	(0.09	) (c)	1.40	1.31	(0.01)	(0.01)	(1.33)	(1.35)
2000 - Institutional Shares	24.72	0.16	(c)	1.49	1.65	(0.09)	(0.04)	(1.33)	(1.46)
2000 - Service Shares	24.68	0.05	(c)	1.44	1.49	(0.05)	(0.02)	(1.33)	(1.40)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50	(0.15)	—	—	(0.15)
1999 - Class B Shares	24.13	0.08		0.31	0.39	(0.06)	—	—	(0.06)
1999 - Class C Shares	24.08	0.08		0.30	0.38	(0.05)	—	—	(0.05)
1999 - Institutional Shares	24.35	0.34		0.23	0.57	(0.20)	—	—	(0.20)
1999 - Service Shares	24.33	0.17		0.32	0.49	(0.14)	—	—	(0.14)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)	(0.19)	(0.01)	—	(0.20)
1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)	(0.04)	—	—	(0.04)
1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)	(0.05)	—	—	(0.05)
1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)	(0.30)	(0.01)	—	(0.31)
1999 - Service Shares	25.92	0.17		(1.58)	(1.41)	(0.17)	(0.01)	—	(0.18)

1998 - Class A Shares	23.18	0.11		5.27	5.38	(0.11)	—	(2.52)	(2.63)
1998 - Class B Shares	23.10	0.04		5.14	5.18	—	(0.03)	(2.52)	(2.55)
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05	—	(0.03)	(2.52)	(2.55)
1998 - Institutional Shares	23.19	0.27		5.23	5.50	(0.22)	—	(2.52)	(2.74)
1998 - Service Shares	23.17	0.14		5.23	5.37	(0.06)	(0.04)	(2.52)	(2.62)

1997 - Class A Shares	19.98	0.35		5.18	5.53	(0.35)	(0.01)	(1.97)	(2.33)
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48	(0.17)	(0.06)	(1.97)	(2.20)
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25	(0.30)	(0.04)	(1.97)	(2.31)
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78	(0.28)	(0.07)	(1.97)	(2.32)

1996 - Class A Shares	15.80	0.33		4.75	5.08	(0.30)	—	(0.60)	(0.90)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$21.05	(15.05)%	$ 429,043	1.19	%(b)	(0.04	)% (b)	1.21	%(b)	(0.06	)% (b)	24%
20.66	(15.40)	115,279	1.94	(b)	(0.79	) (b)	1.96	(b)	(0.81	) (b)	24
20.62	(15.35)	11,804	1.94	(b)	(0.79	) (b)	1.96	(b)	(0.81	) (b)	24
21.19	(14.90)	29,504	0.79	(b)	0.38	(b)	0.81	(b)	0.36	(b)	24
21.03	(15.10)	6,754	1.29	(b)	(0.13	) (b)	1.31	(b)	(0.15	) (b)	24

24.78	6.48	576,354	1.18		0.31		1.18		0.31		87
24.42	5.70	155,527	1.93		(0.41)		1.93		(0.41)		87
24.37	5.67	15,746	1.93		(0.40)		1.93		(0.40)		87
24.91	7.05	28,543	0.78		0.69		0.78		0.69		87
24.77	6.40	7,926	1.28		0.20		1.28		0.20		87

24.68	2.05	855,174	1.19	(b)	1.26	(b)	1.20	(b)	1.25	(b)	55
24.46	1.60	271,912	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55
24.41	1.58	31,328	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55
24.72	2.32	32,181	0.79	(b)	1.72	(b)	0.80	(b)	1.71	(b)	55
24.68	2.01	10,008	1.29	(b)	1.16	(b)	1.30	(b)	1.15	(b)	55

24.33	(5.40)	1,122,157	1.22		0.78		1.32		0.68		126
24.13	(6.07)	349,662	1.92		0.09		1.92		0.09		126
24.08	(6.12)	48,146	1.92		0.10		1.92		0.10		126
24.35	(5.00)	173,696	0.80		1.25		0.80		1.25		126
24.33	(5.44)	11,943	1.30		0.72		1.30		0.72		126

25.93	23.71	1,216,582	1.25		0.43		1.42		0.26		62
25.73	22.87	307,815	1.94		(0.35)		1.94		(0.35)		62
25.70	0.51	31,686	1.99	(b)	(0.48	) (b)	1.99	(b)	(0.48	) (b)	62
25.95	24.24	36,225	0.83		0.76		0.83		0.76		62
25.92	23.63	8,893	1.32		0.32		1.32		0.32		62

23.18	28.42	615,103	1.22		1.60		1.43		1.39		53
23.10	22.23	17,346	1.93	(b)	0.15	(b)	1.93	(b)	0.15	(b)	53
23.19	20.77	193	0.82	(b)	1.36	(b)	0.82	(b)	1.36	(b)	53
23.17	23.87	3,174	1.32	(b)	0.94	(b)	1.32	(b)	0.94	(b)	53

19.98	32.45	436,757	1.20		1.67		1.45		1.42		58

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total Distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$19.88	$0.13	(c)	$ 3.17	$ 3.30	$(0.15)	$ —	$ —	$(0.15)
2001 - Class B Shares	19.69	0.05	(c)	3.13	3.18	(0.07)	—	—	(0.07)
2001 - Class C Shares	19.67	0.05	(c)	3.12	3.17	(0.08)	—	—	(0.08)
2001 - Institutional Shares	19.86	0.17	(c)	3.15	3.32	(0.20)	—	—	(0.20)
2001 - Service Shares	19.73	0.12	(c)	3.13	3.25	(0.14)	—	—	(0.14)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	18.42	0.20	(c)	1.38	1.58	(0.12)	—	—	(0.12)
2000 - Class B Shares	18.23	0.06	(c)	1.40	1.46	—	—	—	—
2000 - Class C Shares	18.24	0.06	(c)	1.37	1.43	—	—	—	—
2000 - Institutional Shares	18.45	0.27	(c)	1.36	1.63	(0.22)	—	—	(0.22)
2000 - Service Shares	18.31	0.18	(c)	1.35	1.53	(0.11)	—	—	(0.11)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77	—	—	(1.73)	(1.73)
1999 - Class B Shares	18.29	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Class C Shares	18.30	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Institutional Shares	18.37	0.09		1.72	1.81	—	—	(1.73)	(1.73)
1999 - Service Shares	18.29	0.05		1.70	1.75	—	—	(1.73)	(1.73)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)	(0.07)	—	(0.88)	(0.95)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)	—	—	(0.88)	(0.88)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)	(0.02)	—	(0.88)	(0.90)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)	(0.21)	—	(0.88)	(1.09)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)	(0.17)	—	(0.88)	(1.05)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85	(0.06)	(0.04)	(2.77)	(2.87)
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80	(0.09)	—	(2.77)	(2.86)
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82	(0.09)	—	(2.77)	(2.86)
1998 - Institutional Shares	18.73	0.16		5.66	5.82	(0.13)	—	(2.77)	(2.90)
1998 - Service Shares (commenced July 18, 1997)	23.01	0.09		1.40	1.49	(0.11)	—	(2.77)	(2.88)

1997 - Institutional Shares	15.91	0.24		3.77	4.01	(0.24)	(0.93)	(0.02)	(1.19)

FOR THE PERIOD ENDED JANUARY 31,

1996 - Institutional Shares (commenced August 1, 1995)	15.00	0.13		0.90	1.03	(0.12)	—	—	(0.12)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$23.03	16.65%	$ 49,720	1.29	% (b)	1.22	% (b)	1.32	% (b)	1.19	% (b)	57%
22.80	16.16	31,106	2.04	(b)	0.47	(b)	2.07	(b)	0.44	(b)	57
22.76	16.14	9,249	2.04	(b)	0.47	(b)	2.07	(b)	0.44	(b)	57
22.98	16.79	211,368	0.89	(b)	1.62	(b)	0.92	(b)	1.59	(b)	57
22.84	16.54	241	1.39	(b)	1.11	(b)	1.42	(b)	1.08	(b)	57

19.88	8.70	39,142	1.29		1.11		1.34		1.06		83
19.69	8.01	22,284	2.04		0.35		2.09		0.30		83
19.67	7.84	5,720	2.04		0.32		2.09		0.27		83
19.86	9.08	158,188	0.89		1.51		0.94		1.46		83
19.73	8.48	206	1.39		1.03		1.44		0.98		83

18.42	9.04	49,081	1.29	(b)	0.43	(b)	1.37	(b)	0.35	(b)	69
18.23	8.53	31,824	2.04	(b)	(0.33	) (b)	2.12	(b)	(0.41	) (b)	69
18.24	8.52	9,807	2.04	(b)	(0.34	) (b)	2.12	(b)	(0.42	) (b)	69
18.45	9.26	190,549	0.89	(b)	0.79	(b)	0.97	(b)	0.71	(b)	69
18.31	8.97	190	1.39	(b)	0.38	(b)	1.47	(b)	0.30	(b)	69

18.38	(10.48)	70,578	1.33		0.38		1.41		0.30		92
18.29	(11.07)	37,821	1.93		(0.22)		2.01		(0.30)		92
18.30	(11.03)	10,800	1.93		(0.22)		2.01		(0.30)		92
18.37	(10.07)	196,512	0.87		0.83		0.95		0.75		92
18.29	(10.48)	289	1.37		0.32		1.45		0.24		92

21.61	3.42	90,588	1.35	(b)	0.33	(b)	1.47	(b)	0.21	(b)	63

21.57	3.17	28,743	1.85	(b)	(0.20	) (b)	1.97	(b)	(0.32	) (b)	63

21.59	3.27	6,445	1.85	(b)	(0.23	) (b)	1.97	(b)	(0.35	) (b)	63
21.65	30.86	236,440	0.85		0.78		0.97		0.66		63

21.62	6.30	8	1.35	(b)	0.63	(b)	1.43	(b)	0.51	(b)	63

18.73	25.63	145,253	0.85		1.35		0.91		1.29		74

15.91	6.89	135,671	0.85	(b)	1.67	(b)	0.98	(b)	1.54	(b)	59

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net realized gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$23.21	$ 0.09	(c)	$ 2.57	$ 2.66	$ —
2001 - Class B Shares	22.40	0.01	(c)	2.48	2.49	—
2001 - Class C Shares	22.42	0.01	(c)	2.48	2.49	—
2001 - Institutional Shares	23.47	0.14	(c)	2.61	2.75	—
2001 - Service Shares	23.13	0.08	(c)	2.57	2.65	—

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	19.80	0.01	(c)	3.40	3.41	—
2000 - Class B Shares	19.27	(0.13	) (c)	3.26	3.13	—
2000 - Class C Shares	19.28	(0.12	) (c)	3.26	3.14	—
2000 - Institutional Shares	19.95	0.10	(c)	3.42	3.52	—
2000 - Service Shares	19.76	0.01	(c)	3.36	3.37	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.51	(0.05)		1.34	1.29	—
1999 - Class B Shares	18.10	(0.12)		1.29	1.17	—
1999 - Class C Shares	18.12	(0.11)		1.27	1.16	—
1999 - Institutional Shares	18.62	—		1.33	1.33	—
1999 - Service Shares	18.50	(0.13)		1.39	1.26	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)	(1.00)
1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)	(1.00)
1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)	(1.00)
1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)	(1.00)
1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)	(1.00)

1998 - Class A Shares	20.91	0.14		5.33	5.47	(2.33)
1998 - Class B Shares	20.80	(0.01)		5.27	5.26	(2.33)
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37	(2.33)
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51	(2.33)
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47	(2.33)

1997 - Class A Shares	17.29	(0.21)		4.92	4.71	(1.09)
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10	(1.09)

1996 - Class A Shares	16.14	(0.23)		1.39	1.16	(0.01)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemptuion charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$25.87	11.50%	$194,459	1.50	% (b)	0.77	% (b)	1.59	% (b)	0.68%	(b)	49%
24.89	11.12	34,840	2.25	(b)	0.02	(b)	2.34	(b)	(0.07)	(b)	49
24.91	11.06	11,208	2.25	(b)	0.03	(b)	2.34	(b)	(0.06)	(b)	49
26.22	11.72	24,764	1.10	(b)	1.14	(b)	1.19	(b)	1.05	(b)	49
25.78	11.46	305	1.60	(b)	0.68	(b)	1.69	(b)	0.59	(b)	49

23.21	17.22	157,791	1.50		0.07		1.57		—		75
22.40	16.24	29,199	2.25		(0.68)		2.32		(0.75)		75
22.42	16.34	8,428	2.25		(0.65)		2.32		(0.72)		75
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75
23.13	17.05	83	1.60		0.03		1.67		(0.04)		75

19.80	6.97	210,500	1.50	(b)	(0.35	) (b)	1.61	(b)	(0.46	) (b)	47
19.27	6.46	37,386	2.25	(b)	(1.10	) (b)	2.36	(b)	(1.21	) (b)	47
19.28	6.40	8,079	2.25	(b)	(1.10	) (b)	2.36	(b)	(1.21	) (b)	47
19.95	7.14	27,023	1.10	(b)	0.05	(b)	1.21	(b)	(0.06	) (b)	47
19.76	6.81	57	1.60	(b)	(0.41	) (b)	1.71	(b)	(0.52	) (b)	47

18.51	(17.37)	261,661	1.50		(0.24)		1.74		(0.48)		98
18.10	(18.00)	42,879	2.25		(0.99)		2.29		(1.03)		98
18.12	(17.91)	8,212	2.25		(0.99)		2.29		(1.03)		98
18.62	(17.04)	15,351	1.13		0.13		1.17		0.09		98
18.50	(17.41)	261	1.62		(0.47)		1.66		(0.51)		98

24.05	26.17	370,246	1.54		(0.28)		1.76		(0.50)		85
23.73	25.29	42,677	2.29		(0.92)		2.29		(0.92)		85
23.73	5.51	5,604	2.09	(b)	(0.79	) (b)	2.09	(b)	(0.79	) (b)	85
24.09	6.08	14,626	1.16	(b)	0.27	(b)	1.16	(b)	0.27	(b)	85
24.05	5.91	2	1.45	(b)	(0.07	) (b)	1.45	(b)	(0.07	) (b)	85

20.91	27.28	212,061	1.60		(0.72)		1.85		(0.97)		99
20.80	5.39	3,674	2.35	(b)	(1.63	) (b)	2.35	(b)	(1.63	) (b)	99

17.29	7.20	204,994	1.41		(0.59)		1.66		(0.84)		58

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $280 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

1  An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Funds' foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds' returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Funds' small asset base. As the Funds' assets grow, it is probable that the effect of the Funds' investment in IPOs on its total returns may not be as significant.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Funds may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2001 / 01-558

VALUESAR / 83K / 4-01